EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, George Samenuk, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Networks Associates, Inc. on Form 10-K/A for the year ended December 31, 2000, as amended by Amendment No. 2 thereto as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K/A, as amended, fairly presents in all material respects the financial condition and results of operations of Networks Associates, Inc.

     Dated: October 31, 2003

/s/ GEORGE SAMENUK George Samenuk Chairman and Chief Executive Officer

     I, Stephen C. Richards, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Networks Associates, Inc. on Form 10-K/A for the year ended December 31, 2000, as amended by Amendment No. 2 thereto as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K/A, as amended, fairly presents in all material respects the financial condition and results of operations of Networks Associates, Inc.

     Dated: October 31, 2003

/s/ STEPHEN C. RICHARDS Stephen C. Richards Chief Operating Officer and Chief Financial Officer